UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2019

Date of reporting period:	May 1, 2018 — April 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Sustainable Future Fund

Annual report
4 | 30 | 19

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PMVAX

Putnam
Sustainable Future
Fund

Annual report
4 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 11, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Putnam Sustainable Future Fund brings a new dimension to investing in stocks of U.S. companies. The fund’s managers look for companies that offer durable, long-term growth potential for investors, and they also bring expertise in identifying businesses focused on sustainability in their products and services. The fund’s management and research teams seek companies that directly demonstrate positive impact in social, environmental, or economic development.

An emerging discipline

Sustainable investing is an area where the interests of investors are aligning with active money managers seeking to build more resilient portfolios. It is increasingly important for fund managers to evaluate how a company conducts business and the broader impact of its operations beyond financial statements. Recent research on investment performance indicates that companies adopting better corporate practices can achieve better stock performance as well.

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Targeting growing companies making a positive impact

Fund Managers Katherine Collins and Stephanie Henderson seek to identify innovative companies that are at the forefront of addressing unmet needs and solving pressing challenges. They also analyze ESG (environmental, social, and governance) data to assess a company’s impact in a range of areas. Examples of positive impact they consider include reduction of greenhouse gas emissions, improved water quality, fair labor practices, and responsible supply chain management.

Rigorous analysis of company financial strength

With the goal of delivering capital appreciation for investors over time, the fund’s managers focus on companies with the potential to produce strong financial performance. They consider factors such as the company’s financial strength, growth potential, competitive position, future earnings, and cash flows, as well as the stock’s valuation.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Russell 3000 Value – Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/19. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

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Katherine is Head of Sustainable Investing. She earned a Master of Theological Studies from Harvard Divinity School and a B.A. from Wellesley College. Katherine joined Putnam in 2017 and has been in the investment industry since 1990.

Stephanie Henderson is Assistant Portfolio Manager of the fund.

During the period, the fund marked its one-year anniversary as a sustainable investing portfolio. What are your thoughts on this milestone?

We are pleased with our first year, in terms of both the research foundation we have built within our equity organization and the fund’s performance. It was quite a year for the stock market, which brought both extreme advances and extreme declines in stock prices. Interestingly, we found those conditions to be helpful in assessing our positioning. No matter how much thoughtful risk-oriented analysis we conduct, we cannot be sure it’s effective until the portfolios are tested in actual challenging market conditions. Overall, the fund performed as we would have expected in these extreme up-and-down market conditions.

Could you provide a review of your sustainability focus?

The companies we choose for the fund are those that we believe are making a positive impact in social, environmental, or economic development. We look for a combination of fundamental strength, attractive valuations, and positive impact. We invest in stocks of U.S. companies using Putnam’s time-tested

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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research-intensive investment process. In addition to targeting companies with strong financial outlooks, we also want businesses that are at the forefront of addressing unmet needs and solving pressing challenges.

Let’s turn to the 12-month reporting period, which ended on April 30, 2019. How was the investing environment for U.S. stocks?

Early in the period, which began in May 2018, U.S. stocks advanced and investors were generally unfazed by a number of political and economic uncertainties. U.S. stocks performed well throughout the summer, and from July through September, they delivered their biggest quarterly gain in nearly five years. Stocks benefited from trends such as rising wages, low unemployment, positive investor sentiment, and tax relief for businesses as a result of the Tax Cuts and Jobs Act.

In October, however, conditions changed significantly. It was a turbulent month for stocks, and all three major U.S. equity indexes posted losses, including the S&P 500 Index, which recorded its worst monthly performance since 2011. In mid-October, for the second time in 2018, stocks experienced a correction — a drop of more than 10% from a recent high. The downturn was due to worries about rising interest rates, the escalating U.S.–China trade conflict, and the potential for rising inflation.

November and December brought still more volatility, and major indexes experienced their worst annual performance since 2008. Among the issues that contributed to the downturn were geopolitical instability, uncertainty about monetary policy, a slowing Chinese economy, and the ongoing U.S.–China trade dispute.

After the difficult end to 2018, stocks bounced back in early 2019. The Federal Reserve’s decision to put interest-rate hikes on hold boosted investor sentiment, as did signs of progress in the global trade conflict. Positive corporate earnings and better-than-expected economic growth helped U.S. stocks advance through April, when all three major indexes posted solid returns. For the 12-month period overall, the S&P 500 Index, a broad measure of U.S. stock performance, gained 13.49%.

How did the fund perform in this environment?

We are pleased to report that the fund delivered a gain of 14.92% during the period. The fund performed in line with funds in its Lipper peer group, which delivered an average return of 14.78% for the period. However, the fund underperformed its primary benchmark, the Russell Midcap Growth Index, which outperformed most other growth indexes with its return of 17.64%.

Could you discuss some holdings that detracted from the fund’s performance during the period?

The top detractor for the period was the stock of DXC Technology, an information technology company. Formerly known as CSC, the company merged with Hewlett Packard’s services business in March 2017 to create DXC. The stock struggled during the period as investors became concerned that the company, which was focused on streamlining operations and cutting costs, was experiencing some operational challenges, and was not offering strong growth potential. We believe that the worst of DXC’s post-merger challenges are likely now behind it, and the company’s earnings power may not be fully reflected in its stock price. This holding remained in the portfolio at the close of the period.

Another detractor that we continued to own at the close of the period was Webster Financial. We believe the company is uniquely positioned

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to gather low-cost deposits due to its HSA Bank division, where Webster provides consumers with products and services related to health savings accounts. Health savings accounts are tax-efficient vehicles that help consumers save for out-of-pocket health-care expenses. During this period, however, HSA Bank’s strengths were overshadowed by pressures across the entire financial services industry. The primary reason for declines in the financials sector was concern over the flattening yield curve. Banks tend to benefit from a steep yield curve, which allows them to lend on higher long-term rates and borrow on lower short-term rates.

We decided to sell the fund’s position in KION, the number-three detractor from performance for the period. KION specializes in materials handling equipment, providing businesses such as retail warehouses with equipment that improves efficiency while also offering important energy and safety benefits. The stock declined due to cost escalation and supply chain issues in several key areas, and we lost confidence in KION’s ability to improve its fundamentals and sustainability initiatives.

What were some holdings that contributed to performance during the period?

Our investment in Everbridge was the top contributor to fund performance. This company offers services to help organizations with critical event management. For example, it provides incident response technology, preparedness training, and alert systems for communicating during emergencies in real time with employees and community residents.

Another portfolio highlight was our investment in McCormick & Company, which produces a number of well-known spices and sauces across a range of brand names. The stock performed well for several reasons, including a growing demand from consumers worldwide for a wider range of seasonings for food preparation. In addition, a recent acquisition expanded its product line and helped the company deliver record financial results.

In terms of sustainability, McCormick has a long history of thoughtful supply chain management, including a commitment to supporting farming communities and improving the financial health of farmers who grow spices.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Sustainable Future Fund

We also believe that McCormick has innovative development programs for its own workforce.

Chipotle Mexican Grill was also a performance highlight, and the company offers an attractive sustainability profile, in our view. Chipotle is focused on offering fresh ingredients that are sourced in sustainable ways, and the company is committed to reducing food and packaging waste. Chipotle has made important improvements in food safety measures following outbreaks of foodborne illness linked to its restaurants in 2015. These efforts, in part, helped drive a turnaround in same-restaurant sales.

As the fund begins a new fiscal year, what is your outlook on the financial markets and how are you positioning the portfolio?

We believe that we are pretty late in the economic cycle, and to prepare for the possibility of greater economic pressures, we are reexamining our downside scenarios and making adjustments as necessary to holdings and allocations. As always, we conduct thoughtful analysis to determine what macroeconomic issues might affect the portfolio.

However, this is an actively managed fund, and regardless of the economic backdrop, our focus remains on individual stock selection. With our research-driven investment process, we consider fundamentals, valuation, and sustainability analysis for the companies we examine. Looking ahead, we believe that our range of investment opportunities will continue to expand. Across every sector, we are seeing many more companies increasing their focus on relevant, strategic sustainability performance.

Thank you, Katherine, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/99)
Before sales charge	9.83%	283.50%	14.39%	45.87%	7.84%	35.75%	10.72%	14.92%
After sales charge	9.50	261.45	13.71	37.49	6.57	27.94	8.56	8.31
Class B (1/16/01)
Before CDSC	9.62	269.39	13.96	40.54	7.04	32.73	9.90	14.08
After CDSC	9.62	269.39	13.96	38.84	6.78	29.89	9.11	9.74
Class C (1/16/01)
Before CDSC	9.40	255.80	13.53	40.49	7.04	32.66	9.88	14.04
After CDSC	9.40	255.80	13.53	40.49	7.04	32.66	9.88	13.17
Class M (1/16/01)
Before sales charge	9.28	265.07	13.82	42.31	7.31	33.75	10.18	14.36
After sales charge	9.08	252.29	13.42	37.33	6.55	29.07	8.88	10.36
Class R (4/1/03)
Net asset value	9.56	273.90	14.10	44.03	7.57	34.69	10.44	14.64
Class R6 (5/22/18)
Net asset value	10.08	293.73	14.69	47.96	8.15	37.00	11.06	15.38
Class Y (4/2/02)
Net asset value	10.07	293.22	14.67	47.76	8.12	36.82	11.02	15.23

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of

10 Sustainable Future Fund

class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after five years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 4/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell Midcap
Growth Index	7.76%	363.00%	16.56%	77.80%	12.20%	59.25%	16.78%	17.64%
Russell 3000 Value –
Russell Midcap Growth	7.23	281.29	14.32	56.51	9.37	44.62	13.09	17.64
Linked Benchmark*
Lipper Multi-Cap Growth
Funds category average†	6.36	319.65	15.26	76.70	11.89	60.73	16.99	14.78

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Russell 3000 Value – Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value from inception date of the fund, November 1, 1999, through March 20, 2018, and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/19, there were 537, 481, 420, 305, and 115 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $36,939 and $35,580, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $35,229. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $37,390, $39,373 and $39,322, respectively.

* The Russell 3000 Value – Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value from inception date of the fund, November 1, 1999, through March 20, 2018 and performance of the Russell Midcap Growth Index from March 21, 2018 and thereafter.

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Fund price and distribution information For the 12-month period ended 4/30/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.233099		$0.122099	$0.041099	$0.138099		$0.174099	$0.272099	$0.283099
Capital gains
Long-term gains	4.166000		4.166000	4.166000	4.166000		4.166000	4.166000	4.166000
Short-term gains	0.067901		0.067901	0.067901	0.067901		0.067901	0.067901	0.067901
Total	$4.467000		$4.356000	$4.275000	$4.372000		$4.408000	$4.506000	$4.517000
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
4/30/18	$19.58	$20.77	$17.92	$17.80	$18.56	$19.23	$19.06	—	$19.66
5/22/18*	—	—	—	—	—	—	—	$20.59	—
4/30/19	17.45	18.51	15.53	15.48	16.29	16.88	16.87	17.58	17.54

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/99)
Before sales charge	9.68%	341.54%	16.01%	40.52%	7.04%	33.50%	10.11%	11.39%
After sales charge	9.35	316.15	15.33	32.44	5.78	25.82	7.96	4.98
Class B (1/16/01)
Before CDSC	9.47	325.36	15.58	35.26	6.23	30.51	9.28	10.58
After CDSC	9.47	325.36	15.58	33.62	5.97	27.73	8.50	6.38
Class C (1/16/01)
Before CDSC	9.25	309.67	15.14	35.36	6.24	30.53	9.29	10.61
After CDSC	9.25	309.67	15.14	35.36	6.24	30.53	9.29	9.77
Class M (1/16/01)
Before sales charge	9.14	320.09	15.43	37.10	6.51	31.58	9.58	10.88
After sales charge	8.94	305.39	15.02	32.30	5.76	26.97	8.28	7.00
Class R (4/1/03)
Net asset value	9.41	330.50	15.72	38.83	6.78	32.52	9.84	11.20
Class R6 (5/22/18)
Net asset value	9.93	353.64	16.32	42.48	7.34	34.68	10.43	11.85
Class Y (4/2/02)
Net asset value	9.92	353.02	16.31	42.28	7.31	34.49	10.38	11.70

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/18	1.07%	1.82%	1.82%	1.57%	1.32%	0.67%*	0.82%
Annualized expense ratio for the
six-month period ended 4/30/19 †	1.08%	1.83%	1.83%	1.58%	1.33%	0.68%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class Y shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/18 to 4/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.70	$9.64	$9.64	$8.33	$7.01	$3.59	$4.38
Ending value (after expenses)	$1,128.50	$1,124.50	$1,124.00	$1,125.40	$1,126.90	$1,130.80	$1,129.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/19, use the following calculation method. To find the value of your investment on 11/1/18, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.41	$9.15	$9.15	$7.90	$6.66	$3.41	$4.16
Ending value (after expenses)	$1,019.44	$1,015.72	$1,015.72	$1,016.96	$1,018.20	$1,021.42	$1,020.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, technological obsolescence, falling prices and profits, and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations.  International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund’s sustainable and environmental, social, and/or corporate governance (ESG) investment strategy may cause the fund to forego otherwise attractive investment opportunities or may increase or decrease the fund’s exposure to certain types of companies and, therefore, to underperform funds that do not invest with a similar focus. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria. You can lose money by investing in the fund.

14 Sustainable Future Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the fifth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell® 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

Russell® Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 3000 Value – Russell Midcap Growth Linked Benchmark represents performance of the Russell 3000 Value Index through March 20, 2018 and performance of the Russell Midcap Growth Index thereafter.

S&P 500 Index is an unmanaged index of common stock performance.

Sustainable Future Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2019, Putnam employees had approximately $507,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Sustainable Future Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Sustainable Future Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Sustainable Future Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Sustainable Future Fund (the “fund”), a series of the Putnam Investment Funds, including the fund’s portfolio, as of April 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
June 11, 2019

Sustainable Future Fund 19

The fund’s portfolio 4/30/19

COMMON STOCKS (94.4%)*	Shares	Value
Banks (5.4%)
First Republic Bank	114,600	$12,104,052
Webster Financial Corp.	178,200	9,467,766
		21,571,818
Biotechnology (2.5%)
Bluebird Bio, Inc. † S	14,750	2,091,993
Clovis Oncology, Inc. †	40,700	743,589
Galapagos NV ADR (Belgium) † S	21,600	2,484,000
Vertex Pharmaceuticals, Inc. †	27,600	4,663,848
		9,983,430
Building products (0.4%)
Owens Corning	33,673	1,726,415
		1,726,415
Capital markets (4.3%)
BlackRock, Inc.	20,100	9,753,324
MSCI, Inc.	33,400	7,527,692
		17,281,016
Chemicals (6.7%)
Chr Hansen Holding A/S (Denmark)	77,694	7,935,365
Ecolab, Inc.	13,500	2,485,080
Novozymes A/S Class B (Denmark)	266,819	12,447,915
Sensient Technologies Corp.	56,800	3,982,816
		26,851,176
Commercial services and supplies (1.5%)
Interface, Inc.	362,200	5,809,688
		5,809,688
Containers and packaging (1.5%)
Ball Corp.	97,600	5,850,144
		5,850,144
Diversified financial services (1.2%)
Eurazeo SA (France)	59,091	4,638,327
		4,638,327
Diversified telecommunication services (1.1%)
Bandwidth, Inc. Class A †	56,955	4,295,546
		4,295,546
Electric utilities (1.7%)
NextEra Energy, Inc.	35,300	6,863,732
		6,863,732
Electrical equipment (0.9%)
Sunrun, Inc. † S	244,957	3,725,796
		3,725,796
Food products (3.6%)
McCormick & Co., Inc. (non-voting shares)	93,900	14,457,783
		14,457,783
Health-care equipment and supplies (11.2%)
Becton Dickinson and Co. (BD)	47,423	11,416,613
Danaher Corp.	126,300	16,727,172
Edwards Lifesciences Corp. †	39,200	6,901,944
Penumbra, Inc. † S	71,900	9,670,550
		44,716,279

20 Sustainable Future Fund

COMMON STOCKS (94.4%)* cont.	Shares	Value
Health-care providers and services (1.1%)
HealthEquity, Inc. †	66,500	$4,505,375
		4,505,375
Health-care technology (2.1%)
Teladoc Health, Inc. † S	144,500	8,219,160
		8,219,160
Hotels, restaurants, and leisure (5.4%)
Chipotle Mexican Grill, Inc. †	14,100	9,701,364
Vail Resorts, Inc.	52,800	12,083,280
		21,784,644
Insurance (1.9%)
Prudential PLC (United Kingdom)	337,917	7,657,533
		7,657,533
Interactive media and services (2.4%)
Alphabet, Inc. Class A †	6,600	7,913,136
Pinterest, Inc. Class A †	57,263	1,774,008
		9,687,144
Internet and direct marketing retail (0.4%)
Stitch Fix, Inc. Class A † S	56,600	1,508,390
		1,508,390
IT Services (5.7%)
DXC Technology Co.	73,700	4,845,038
GoDaddy, Inc. Class A †	64,400	5,248,600
Mastercard, Inc. Class A	49,300	12,534,032
		22,627,670
Life sciences tools and services (1.2%)
Bio-Rad Laboratories, Inc. Class A †	13,300	4,002,369
Thermo Fisher Scientific, Inc.	2,783	772,143
		4,774,512
Machinery (2.9%)
Fortive Corp.	89,500	7,727,430
Xylem, Inc.	48,500	4,044,900
		11,772,330
Personal products (3.9%)
Unilever PLC (United Kingdom)	257,542	15,638,583
		15,638,583
Pharmaceuticals (1.9%)
Jazz Pharmaceuticals PLC †	39,300	5,099,961
Medicines Co. (The) † S	78,000	2,492,100
		7,592,061
Road and rail (0.2%)
Lyft, Inc. Class A † S	15,588	932,162
		932,162
Semiconductors and semiconductor equipment (6.3%)
Applied Materials, Inc.	97,300	4,288,011
ASML Holding NV (Netherlands)	16,800	3,508,176
First Solar Inc. †	81,000	4,983,930
NXP Semiconductors NV	53,000	5,597,860
ON Semiconductor Corp. †	293,100	6,758,886
		25,136,863

Sustainable Future Fund 21

COMMON STOCKS (94.4%)* cont.	Shares	Value
Software (14.7%)
Adobe, Inc. †	43,600	$12,611,300
DocuSign, Inc. †	118,400	6,709,728
Everbridge, Inc. †	136,000	10,049,040
Pagerduty, Inc. †	18,772	880,407
Pluralsight, Inc. Class A †	139,951	4,966,861
Salesforce.com, Inc. †	107,000	17,692,448
Talend SA ADR †	114,800	5,691,784
		58,601,568
Specialty retail (0.5%)
TJX Cos., Inc. (The)	33,424	1,834,309
		1,834,309
Textiles, apparel, and luxury goods (1.8%)
adidas AG (Germany)	28,294	7,271,669
		7,271,669
Total common stocks (cost $316,512,576)		$377,315,123

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 2.125%, 9/30/21 [i]	$123,000	$122,866
Total U.S. treasury obligations (cost $122,866)		$122,866

	Principal amount/
SHORT-TERM INVESTMENTS (12.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.72% [d]	Shares	27,700,200	$27,700,200
Putnam Short Term Investment Fund 2.60% L	Shares	23,230,637	23,230,637
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.37% P	Shares	110,000	110,000
U.S. Treasury Bills 2.461%, 7/25/19		$141,000	140,213
Total short-term investments (cost $51,181,037)			$51,181,050

TOTAL INVESTMENTS
Total investments (cost $367,816,479)			$428,619,039

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $399,716,040.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

22 Sustainable Future Fund

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

FORWARD CURRENCY CONTRACTS at 4/30/19 (aggregate face value $10,750,931)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	6/19/19	$335,198	$340,509	$5,311
	Euro	Sell	6/19/19	4,145,701	4,226,805	81,104
Barclays Bank PLC
	British Pound	Sell	6/19/19	6,079,078	6,183,617	104,539
Unrealized appreciation						190,954
Unrealized (depreciation)						—
Total						$190,954

* The exchange currency for all contracts listed is the United States Dollar.

Sustainable Future Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$13,982,690	$ —	$ —
Consumer discretionary	32,399,012	—	—
Consumer staples	14,457,783	15,638,583	—
Financials	38,852,834	12,295,860	—
Health care	79,790,817	—	—
Industrials	23,966,391	—	—
Information technology	106,366,101	—	—
Materials	12,318,040	20,383,280	—
Utilities	6,863,732	—	—
Total common stocks	328,997,400	48,317,723	—

U.S. treasury obligations	—	122,866	—
Short-term investments	23,340,637	27,840,413	—
Totals by level	$352,338,037	$76,281,002	$ —

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$ —	$190,954	$ —
Totals by level	$ —	$190,954	$ —

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

24 Sustainable Future Fund

Statement of assets and liabilities 4/30/19

ASSETS
Investment in securities, at value, including $26,392,722 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $316,885,642)	$377,688,202
Affiliated issuers (identified cost $50,930,837) (Notes 1 and 5)	50,930,837
Foreign currency (cost $9) (Note 1)	9
Dividends, interest and other receivables	286,840
Foreign tax reclaim	65,763
Receivable for shares of the fund sold	2,584,442
Receivable for investments sold	1,787,403
Unrealized appreciation on forward currency contracts (Note 1)	190,954
Prepaid assets	53,721
Total assets	433,588,171

LIABILITIES
Payable for investments purchased	3,170,988
Payable for shares of the fund repurchased	2,156,464
Payable for compensation of Manager (Note 2)	177,661
Payable for custodian fees (Note 2)	14,441
Payable for investor servicing fees (Note 2)	114,343
Payable for Trustee compensation and expenses (Note 2)	129,434
Payable for administrative services (Note 2)	1,411
Payable for distribution fees (Note 2)	84,511
Collateral on certain derivative contracts, at value (Notes 1 and 8)	232,866
Collateral on securities loaned, at value (Note 1)	27,700,200
Other accrued expenses	89,812
Total liabilities	33,872,131

Net assets	$399,716,040

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$331,423,203
Total distributable earnings (Note 1)	68,292,837
Total — Representing net assets applicable to capital shares outstanding	$399,716,040

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($324,311,550 divided by 18,585,774 shares)	$17.45
Offering price per class A share (100/94.25 of $17.45)*	$18.51
Net asset value and offering price per class B share ($215,694 divided by 13,892 shares)**	$15.53
Net asset value and offering price per class C share ($14,027,442 divided by 906,009 shares)**	$15.48
Net asset value and redemption price per class M share ($4,828,031 divided by 296,451 shares)	$16.29
Offering price per class M share (100/96.50 of $16.29)*	$16.88
Net asset value, offering price and redemption price per class R share
($9,841,132 divided by 583,339 shares)	$16.87
Net asset value, offering price and redemption price per class R6 share
($13,953,383 divided by 793,819 shares)	$17.58
Net asset value, offering price and redemption price per class Y share
($32,538,808 divided by 1,855,604 shares)	$17.54

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 25

Statement of operations Year ended 4/30/19

INVESTMENT INCOME
Dividends (net of foreign tax of $93,292)	$5,735,064
Interest (including interest income of $293,914 from investments in affiliated issuers) (Note 5)	294,922
Securities lending (net of expenses) (Notes 1 and 5)	236,820
Total investment income	6,266,806

EXPENSES
Compensation of Manager (Note 2)	2,157,954
Investor servicing fees (Note 2)	748,276
Custodian fees (Note 2)	20,082
Trustee compensation and expenses (Note 2)	18,982
Distribution fees (Note 2)	1,040,558
Administrative services (Note 2)	11,386
Other	325,860
Total expenses	4,323,098
Expense reduction (Note 2)	(11,417)
Net expenses	4,311,681

Net investment income	1,955,125

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	15,913,596
Foreign currency transactions (Note 1)	(12,771)
Forward currency contracts (Note 1)	(83,117)
Total net realized gain	15,817,708
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	36,275,545
Assets and liabilities in foreign currencies	(1,144)
Forward currency contracts	190,954
Total change in net unrealized appreciation	36,465,355

Net gain on investments	52,283,063

Net increase in net assets resulting from operations	$54,238,188

The accompanying notes are an integral part of these financial statements.

26 Sustainable Future Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 4/30/19	Year ended 4/30/18
Operations
Net investment income	$1,955,125	$2,448,978
Net realized gain on investments
and foreign currency transactions	15,817,708	72,555,853
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	36,465,355	(53,942,079)
Net increase in net assets resulting from operations	54,238,188	21,062,752
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,558,201)	—
Class B	(747)	—
Class C	(34,481)	—
Class M	(29,995)	—
Class R	(84,435)	—
Class R6	(153,819)	—
Class Y	(398,427)	—
Net realized short-term gain on investments
Class A	(1,036,487)	(3,747,100)
Class B	(415)	(434)
Class C	(56,966)	(333,663)
Class M	(14,748)	(51,291)
Class R	(32,930)	(138,335)
Class R6	(38,384)	—
Class Y	(95,561)	(775,243)
From net realized long-term gain on investments
Class A	(63,592,927)	(10,929,040)
Class B	(25,493)	(1,267)
Class C	(3,495,132)	(973,183)
Class M	(904,868)	(149,600)
Class R	(2,020,421)	(403,476)
Class R6	(2,355,047)	—
Class Y	(5,863,118)	(2,261,126)
Increase (decrease) from capital share transactions (Note 4)	26,586,021	(67,002,171)
Total decrease in net assets	(2,968,393)	(65,703,177)

NET ASSETS
Beginning of year	402,684,433	468,387,610
End of year	$399,716,040	$402,684,433

The accompanying notes are an integral part of these financial statements.

Sustainable Future Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2019	$19.58	.10	2.23	2.33	(.23)	(4.23)	(4.46)	$17.45	14.92	$324,312	1.09	.51	31
April 30, 2018	19.59	.11	.77	.88	—	(.89)	(.89)	19.58	4.53	324,298	1.07	.56	116
April 30, 2017	17.72	.13	2.16	2.29	(.13)	(.29)	(.42)	19.59	13.01	338,915	1.08	.72	78
April 30, 2016	19.81	.15	(.82)	(.67)	(.18)	(1.24)	(1.42)	17.72	(3.21)	326,727	1.07[e]	.79[e]	76
April 30, 2015	19.47	.10	1.99	2.09	(.13)	(1.62)	(1.75)	19.81	11.02	356,142	1.07	.52	86
Class B
April 30, 2019	$17.92	(.04)	2.00	1.96	(.12)	(4.23)	(4.35)	$15.53	14.08	$216	1.84	(.26)	31
April 30, 2018	18.14	.07	.60	.67	—	(.89)	(.89)	17.92	3.72	91	1.82	.36	116
April 30, 2017	16.44	(.01)	2.00	1.99	—[d]	(.29)	(.29)	18.14	12.18	6,616	1.83	(.05)	78
April 30, 2016	18.47	.01	(.76)	(.75)	(.04)	(1.24)	(1.28)	16.44	(3.94)	6,335	1.82[e]	.08[e]	76
April 30, 2015	18.27	(.04)	1.86	1.82	—	(1.62)	(1.62)	18.47	10.23	8,138	1.82	(.22)	86
Class C
April 30, 2019	$17.80	(.03)	1.98	1.95	(.04)	(4.23)	(4.27)	$15.48	14.04	$14,027	1.84	(.20)	31
April 30, 2018	18.02	(.03)	.70	.67	—	(.89)	(.89)	17.80	3.74	17,538	1.82	(.16)	116
April 30, 2017	16.35	(.01)	1.98	1.97	(.01)	(.29)	(.30)	18.02	12.13	29,117	1.83	(.04)	78
April 30, 2016	18.40	—[d]	(.75)	(.75)	(.06)	(1.24)	(1.30)	16.35	(3.91)	26,861	1.82[e]	.01[e]	76
April 30, 2015	18.21	(.04)	1.85	1.81	—	(1.62)	(1.62)	18.40	10.21	24,125	1.82	(.24)	86
Class M
April 30, 2019	$18.56	—[d]	2.10	2.10	(.14)	(4.23)	(4.37)	$16.29	14.36	$4,828	1.59	(.02)	31
April 30, 2018	18.70	.01	.74	.75	—	(.89)	(.89)	18.56	4.04	4,222	1.57	.07	116
April 30, 2017	16.95	.04	2.05	2.09	(.05)	(.29)	(.34)	18.70	12.42	4,484	1.58	.23	78
April 30, 2016	19.00	.05	(.78)	(.73)	(.08)	(1.24)	(1.32)	16.95	(3.68)	4,147	1.57[e]	.27[e]	76
April 30, 2015	18.74	—[d]	1.91	1.91	(.03)	(1.62)	(1.65)	19.00	10.46	4,547	1.57	.02	86
Class R
April 30, 2019	$19.06	.05	2.16	2.21	(.17)	(4.23)	(4.40)	$16.87	14.64	$9,841	1.34	.29	31
April 30, 2018	19.14	.06	.75	.81	—	(.89)	(.89)	19.06	4.26	10,835	1.32	.32	116
April 30, 2017	17.33	.08	2.11	2.19	(.09)	(.29)	(.38)	19.14	12.68	12,770	1.33	.46	78
April 30, 2016	19.39	.10	(.80)	(.70)	(.12)	(1.24)	(1.36)	17.33	(3.45)	12,223	1.32[e]	.54[e]	76
April 30, 2015	19.10	.05	1.95	2.00	(.09)	(1.62)	(1.71)	19.39	10.76	16,327	1.32	.26	86
Class R6
April 30, 2019#	$20.59	.14	1.35	1.49	(.27)	(4.23)	(4.50)	$17.58	10.17*	$13,953	.66*	.78*	31
Class Y
April 30, 2019	$19.66	.15	2.24	2.39	(.28)	(4.23)	(4.51)	$17.54	15.23	$32,539.84		.79	31
April 30, 2018	19.62	.17	.76	.93	—	(.89)	(.89)	19.66	4.78	45,701.82		.83	116
April 30, 2017	17.74	.14	2.21	2.35	(.18)	(.29)	(.47)	19.62	13.32	76,486.83		.77	78
April 30, 2016	19.84	.17	(.80)	(.63)	(.23)	(1.24)	(1.47)	17.74	(2.99)	46,517	.82[e]	.95[e]	76
April 30, 2015	19.49	.15	2.00	2.15	(.18)	(1.62)	(1.80)	19.84	11.33	34,044.82		.76	86

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Sustainable Future Fund	Sustainable Future Fund 29

Financial highlights cont.

Before March 21, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

* Not annualized.

# For the period May 22, 2018 (commencement of operations) to October 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

30 Sustainable Future Fund

Notes to financial statements 4/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2018 through April 30, 2019.

Putnam Sustainable Future Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services Putnam Management believes provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management considers, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also invest in non-U.S. companies. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate strong financial growth and profitability. Accordingly, in selecting investments, Putnam Management considers the extent to which a company’s products or services may provide solutions that directly impact sustainable environmental, social and economic development. Environmental impact may include, for example, reduction of carbon emissions and improved water quality. Social impact may include, for example, fair labor practices and responsible supply chain management. Economic development may include, for example, stakeholder analysis and shared value approaches to business practices. It is likely that the metrics and measurements that Putnam Management uses to evaluate environmental, social and economic development impacts will continue to evolve over time.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Sustainable Future Fund 31

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

32 Sustainable Future Fund

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Sustainable Future Fund 33

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $27,700,200 and the value of securities loaned amounted to $26,392,722.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date

34 Sustainable Future Fund

and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $95,888 to decrease undistributed net investment income, and $95,888 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$70,700,307
Unrealized depreciation	(10,266,638)
Net unrealized appreciation	60,433,669
Undistributed ordinary income	287,605
Undistributed long-term gain	7,575,948
Cost for federal income tax purposes	$368,376,324

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.551% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Sustainable Future Fund 35

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R6 and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$622,863	Class R	19,498
Class B	256	Class R6	5,055
Class C	30,638	Class Y	61,434
Class M	8,532	Total	$748,276

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,737 under the expense offset arrangements and by $7,680 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $276, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$799,140
Class B	1.00%	1.00%	1,312
Class C	1.00%	1.00%	157,288
Class M	1.00%	0.75%	32,794
Class R	1.00%	0.50%	50,024
Total			$1,040,558

36 Sustainable Future Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $32,159 and $706 from the sale of class A and class M shares, respectively, and received $4 and $1,102 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $31 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$118,446,885	$177,787,135
U.S. government securities (Long-term)	—	—
Total	$118,446,885	$177,787,135

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	855,992	$15,055,851	1,568,836	$30,946,466
Shares issued in connection with
reinvestment of distributions	4,223,506	65,168,696	714,701	13,936,673
	5,079,498	80,224,547	2,283,537	44,883,139
Shares repurchased	(3,055,516)	(56,395,850)	(3,022,386)	(60,196,501)
Net increase (decrease)	2,023,982	$23,828,697	(738,849)	$(15,313,362)

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	13,251	$215,271	14,942	$271,009
Shares issued in connection with
reinvestment of distributions	1,936	26,655	95	1,701
	15,187	241,926	15,037	272,710
Shares repurchased	(6,362)	(114,666)	(374,743)	(6,761,242)
Net increase (decrease)	8,825	$127,260	(359,706)	$(6,488,532)

Sustainable Future Fund 37

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	88,574	$1,421,857	203,780	$3,756,454
Shares issued in connection with
reinvestment of distributions	252,875	3,471,969	71,206	1,266,043
	341,449	4,893,826	274,986	5,022,497
Shares repurchased	(420,606)	(6,700,877)	(905,559)	(16,291,178)
Net decrease	(79,157)	$(1,807,051)	(630,573)	$(11,268,681)

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	40,148	$602,199	15,585	$297,669
Shares issued in connection with
reinvestment of distributions	65,807	949,589	10,683	197,851
	105,955	1,551,788	26,268	495,520
Shares repurchased	(37,013)	(627,543)	(38,487)	(730,587)
Net increase (decrease)	68,942	$924,245	(12,219)	$(235,067)

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	102,394	$1,834,117	138,212	$2,676,522
Shares issued in connection with
reinvestment of distributions	129,773	1,937,506	25,596	486,329
	232,167	3,771,623	163,808	3,162,851
Shares repurchased	(217,195)	(4,049,190)	(262,599)	(5,126,598)
Net increase (decrease)	14,972	$(277,567)	(98,791)	$(1,963,747)

			FOR THE PERIOD 5/22/2018 (COMMENCEMENT
			OF OPERATIONS) TO 4/30/19
Class R6			Shares	Amount
Shares sold			729,399	$14,637,089
Shares issued in connection with reinvestment of distributions			164,127	2,547,249
			893,526	17,184,338
Shares repurchased			(99,707)	(1,812,297)
Net increase			793,819	$15,372,041

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	804,034	$14,821,765	801,728	$15,986,026
Shares issued in connection with
reinvestment of distributions	391,266	6,060,717	143,214	2,801,263
	1,195,300	20,882,482	944,942	18,787,289
Shares repurchased	(1,664,037)	(32,464,086)	(2,519,432)	(50,520,071)
Net decrease	(468,737)	$(11,581,604)	(1,574,490)	$(31,732,782)

38 Sustainable Future Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/18	cost	proceeds	income	of 4/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$7,171,200	$254,055,693	$233,526,693	$793,176	$27,700,200
Putnam Short Term
Investment Fund**	13,368,105	111,334,254	101,471,722	293,914	23,230,637
Total Short-term
investments	$20,539,305	$365,389,947	$334,998,415	$1,087,090	$50,930,837

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$2,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$190,954	Payables	$—
Total		$190,954		$—

Sustainable Future Fund 39

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(83,117)	$(83,117)
Total	$(83,117)	$(83,117)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$190,954	$190,954
Total	$190,954	$190,954

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Total
Assets:
Forward currency contracts #	$86,415	$104,539	$190,954
Total Assets	$86,415	$104,539	$190,954
Liabilities:
Forward currency contracts #	—	—	—
Total Liabilities	$—	$—	$—
Total Financial and Derivative Net Assets	$86,415	$104,539	$190,954
Total collateral received (pledged)†##	$86,415	$104,539
Net amount	$—	$—
Controlled collateral received (including
TBA commitments)**	$122,866	$110,000	$232,866
Uncontrolled collateral received	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 Sustainable Future Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $16,041,665 as a capital gain dividend with respect to the taxable year ended April 30, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

Sustainable Future Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

42 Sustainable Future Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2019, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Sustainable Future Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 Sustainable Future Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Sustainable Future Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN075 316795 6/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2019	$51,461	$ —	$4,813	$ —
April 30, 2018	$47,098	$ —	$4,675	$ —

For the fiscal years ended April 30, 2019 and April 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,813 and $4,675 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2019	$ —	$ —	$ —	$ —

April 30, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2019